Ordinary shares	12 Months Ended
Dec. 31, 2023
Ordinary shares
Ordinary shares

17.  Ordinary shares

ZKH Group Limited was incorporated under the laws of the Cayman Islands on April 26, 2021. The Company authorized 496,195,831,500 ordinary shares with par value of US$0.0000001 per shares, among which 1,161,080,000 and 5,621,490,964 shares were issued and outstanding as of December 31, 2022 and 2023, respectively. The issuance of shares in 2022 is considered as a part of the Restructuring of the Company, which was retroactively applied as if the transaction occurred at the beginning of the period presented (see Note 1). The issuance of shares in 2023 is for the IPO purpose.

During the IPO, the Company issued a total of 4,000,000 ADSs, with one ADSs representing thirty-five Class A ordinary shares of the Company with par value of US$0.0000001 per share. The Company received a total of approximately US$57,660 (RMB409,282) of net proceeds after deducting the underwriter commissions.